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                                                                    EXHIBIT 10.9


                          LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement is entered into as of March 12, 2002, by and between Corillian Corporation ("Borrower") and Silicon Valley Bank ("Bank").

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated November 9, 2000, as may be amended from time to time, (the "Loan Agreement"). The Loan Agreement provided for, among other things, a Committed Equipment Line in the original principal amount of Five Million Dollars ($5,000,000). Defined terms used but not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement. In addition, Borrower has agreed not to encumber any of its Intellectual Property pursuant to that certain Negative Pledge Agreement, dated November 9, 2000.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.

     A.   Modification(s) to Loan Agreement.

          1. Sub-letter (e) under Section 6.2 entitled "Financial Statements, Reports, Certificates" are hereby incorporated to read as follows:

               (e) Borrower will deliver to Bank, as soon as available, but no later than 45 days after the last day of each month, (i) a company prepared consolidated and consolidating balance sheet and income statement covering Borrower's consolidated and consolidating operations during the period; and (ii) a Compliance Certificate signed by a Responsible Officer in the form of Exhibit D.

          2. Section 6.6 entitled "Deposit/Investment Account" is hereby amended in its entirety to read as follows:

               Borrower will exercise their best efforts to maintain a deposit or investment account with Bank in a minimum amount of $4,000,000. Failure to maintain such account shall not constitute an Event a Default.

          2. Sub-section (i) and Sub-section (ii) under Section 6.7 entitled "Financial Covenants" are hereby amended to read as follows:

               Borrower will maintain as of the last day of each month:

               (i) Adjusted Quick Ratio. A ratio of Quick Assets to Current Liabilities, less deferred revenue plus the long-term portion of all outstanding Equipment Advances, of at least
                    1.40 to 1.00 for the month ending March 31, 2002 and each month ending thereafter. Upon Borrower maintaining a Debt Service Coverage Ratio of 2.00 to 1.00 for two consecutive quarters, the long-term portion of all Equipment Advances will be eliminated from the calculation of

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                    the Adjusted Quick Ratio. Concurrently, Borrower shall
                    comply with a Debt Service Coverage Ratio covenant as defined below.

               (ii) Tangible Net Worth. A Tangible Net Worth of at least
                    $15,000,000 plus 50% of new equity for the month ending March 31, 2002 and each month ending thereafter.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. NO DEFENSES OF BORROWER. Borrower agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

6. PAYMENT OF LOAN FEE. Borrower shall pay Bank a fee in the amount of Five Thousand Dollars ($5,000.00) ("Loan Fee") plus all out-of-pocket expenses.

7. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. Unless expressly released herein, no maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon payment of the Loan Fee.

     This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                               BANK:

CORILLIAN CORPORATION                   SILICON VALLEY BANK


By:                                     By:
    ---------------------------------       ---------------------------------
Name:                                   Name:
      -------------------------------         -------------------------------
Title:                                  Title:
       ------------------------------          ------------------------------

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[SILICON VALLEY BANK LOGO]

                               SILICON VALLEY BANK

                       PRO FORMA INVOICE FOR LOAN CHARGES


BORROWER:                     CORILLIAN CORPORATION

LOAN OFFICER:                 RON C. SHERMAN

DATE:                         MARCH 12, 2002

                              LOAN FEE                           $5,000.00
                              DOCUMENTATION FEE                    $250.00

                              TOTAL FEE DUE                      $5,250.00
                              -------------                      ---------

PLEASE INDICATE THE METHOD OF PAYMENT:

{ } A CHECK FOR THE TOTAL AMOUNT IS ATTACHED.

{ } DEBIT DDA #                               FOR THE TOTAL AMOUNT.
               ------------------------------

{ } LOAN PROCEEDS



----------------------------------------
BORROWER                      (DATE)



----------------------------------------
SILICON VALLEY BANK           (DATE)
ACCOUNT OFFICER'S SIGNATURE

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                                   EXHIBIT D

                             COMPLIANCE CERTIFICATE

TO:            SILICON VALLEY BANK
               3003 Tasman Drive
               Santa Clara, CA 95054

FROM:          CORILLIAN CORPORATION


     The undersigned authorized officer of Corillian Corporation ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles
(GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                      REQUIRED                                 COMPLIES
------------------                      --------                                 --------
Consolidated and Consolidated
financial statements & CC(1)            Monthly within 45 days                   Yes    No
Annual (Audited) financial statements   FYE within 120 days                      Yes    No
Quarterly 10Q report & CC               Quarterly within 5 days of filing        Yes    No
Annual 10K report & CC                  Annually within 5 days of filing         Yes    No
All other SEC filings than 10Q & 10K    Within 5 days of filing                  Yes    No

FINANCIAL COVENANT                      REQUIRED                       ACTUAL    COMPLIES
------------------                      --------                       ------    --------
Maintain on a Monthly Basis:

Minimum Quick Ratio (Adjusted)          1.40:1.00 for 3/31/02(2)
                                       and thereafter                   :1.00    Yes    No
                                                                   -----

Minimum Tangible Net Worth              $15,000,000 plus 50% of
                                        new equity for 3/31/02
                                        and thereafter             $             Yes    No
                                                                    ---------

Minimum Debt Service Coverage Ratio     2.00:1.00(2)                    :1.00    Yes    No

----------
1. Company prepared consolidated and consolidating financial statements.
2. Once Borrower has maintained a Debt Service Coverage Ration of 2.00 to 1.00 for two consecutive quarters, the Adjusted Quick Ratio will be amended to eliminate the long-term portion of all Equipment Advances. Concurrently, a Debt Service Coverage Ratio covenant of 2.00 to 1.00 WILL be implemented.

Borrower only has deposit accounts located at the following institutions:

----------------------------------------------------------.

COMMENTS REGARDING EXCEPTIONS: See Attached.

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Sincerely,                                           BANK USE ONLY

                                        Received by:
                                                     ---------------------------
CORILLIAN CORPORATION                                     AUTHORIZED SIGNER
                                        Date:
                                              ----------------------------------
-----------------------------------
SIGNATURE                               Verified:
                                                  ------------------------------
                                                          AUTHORIZED SIGNER
-----------------------------------
TITLE                                   Date:
                                              ----------------------------------
-----------------------------------
DATE                                    Compliance Status:              Yes   No